                                                                    Exhibit 99.3

                                                                EXECUTED VERSION

                   HONDA AUTO RECEIVABLES 2007-3 OWNER TRUST,
                                   as Issuer,

                       AMERICAN HONDA FINANCE CORPORATION,
                          as Sponsor and Administrator,

                        AMERICAN HONDA RECEIVABLES CORP.,
                                  as Depositor,

                                       and

                              THE BANK OF NEW YORK
                              as Indenture Trustee

                            ADMINISTRATION AGREEMENT

                           Dated as of August 1, 2007

                                TABLE OF CONTENTS

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                                    EXHIBITS

     This Administration Agreement, dated as of August 1, 2007 (the
"Agreement"), is among Honda Auto Receivables 2007-3 Owner Trust, as Issuer (the
"Issuer"), American Honda Finance Corporation ("AHFC"), as sponsor (in such capacity, the "Sponsor") and administrator (in such capacity, the
"Administrator"), American Honda Receivables Corp. ("AHRC"), as depositor (in such capacity, the "Depositor"), and The Bank of New York, as indenture trustee
(the "Indenture Trustee").

     WHEREAS, the Issuer was created pursuant to the Amended and Restated Trust
Agreement, dated as of August 23, 2007 (the "Trust Agreement"), among the
Depositor, Citibank, N.A., as owner trustee (the "Owner Trustee") and Citigroup
Institutional Trust Company, as Delaware trustee (the "Delaware Trustee");

     WHEREAS, the Issuer is issuing 5.56483% Asset Backed Notes, Class A-1,
5.29% Asset Backed Notes, Class A-2, One-Month LIBOR + 0.18% Asset Backed Notes,
Class A-3 and One-Month LIBOR + .025% Asset Backed Notes, Class A-4
(collectively, the "Notes") pursuant to an Indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee;

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the
Issuer, including (i) the Indenture, (ii) a Sale and Servicing Agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Issuer,
AHRC, as transferor (in such capacity, the "Seller"), and AHFC, as servicer (in such capacity, the "Servicer"), (iii) a Swap Agreement, dated as of August 23,
2007 among Honda Auto Receivables 2007-3 Owner Trust and Bank of America, N.A.
(the "Swap Counterparty") and (iv) a Letter of Representations, dated August 22,
2007 (the "Note Depository Agreement" and, together with this Agreement, the
Indenture, the Sale and Servicing Agreement, the Swap Agreement, the Control
Agreement and the Trust Agreement, the "Related Documents"), among the Issuer, the Indenture Trustee and The Depository Trust Company;

     WHEREAS, pursuant to the Related Documents, the Issuer and the Owner
Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral")
and (ii) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the "Owners");

     WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the other Related Documents as the Issuer and the
Owner Trustee may from time to time request; and

     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the
Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.01 Capitalized Terms; Interpretive Provisions.

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto or incorporated by reference in the Sale and
Servicing Agreement, the Trust Agreement or the Indenture, as the case may be.
Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

     "Agreement" means this Administration Agreement, as amended, supplemented or modified from time to time.

     "Related Documents" has the meaning set forth in the Preamble.

     (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this
Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii)
references to words such as "herein", "hereof" and the like shall refer to this
Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) the term "include" and all variations thereof shall mean
"include without limitation", (v) the term "or" shall include "and/or" and (vi)
the term "proceeds" shall have the meaning ascribed to such term in the UCC.

     Section 1.02 Duties of the Administrator.

     (a) The Administrator agrees to perform all its duties as Administrator and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Related Documents. In addition, the
Administrator shall consult with the Owner Trustee regarding the duties of the
Issuer or the Owner Trustee under the Related Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the
Owner Trustee under the Related Documents. The Administrator shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related
Documents. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture
(references are to Sections of the Indenture):

          (i) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

          (ii) the duty to cause the Note Register to be kept and to give the
     Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

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          (iii) the notification of Noteholders and the Rating Agencies of the final principal payment on the Notes (Section 2.07(b));

          (iv) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

          (v) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

          (vi) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral
     (Section 2.12);

          (vii) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (viii) the direction to the Indenture Trustee to deposit monies with
     Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

          (ix) the obtaining and preservation of the Issuer's qualifications to do business, including under the Pennsylvania Motor Vehicle Sale Finance
     Act and MD. Fin. Inst. Code Ann., Title 11, Subtitle 4 (Section 3.04), as
     applicable;

          (x) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Owner Trust Estate (Section
     3.05);

          (xi) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Owner Trust Estate,
     and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

          (xii) the identification to the Indenture Trustee in an Officer's
     Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (xiii) the notification of the Indenture Trustee and the Rating
     Agencies of each Servicer Default and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

          (xiv) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations upon the merger or consolidation of the Issuer under the Indenture and the obtaining of the
     Opinion of Counsel and the Officer's Certificate relating thereto (Section
     3.10);

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          (xv) the duty to cause the Servicer to comply with Sections 3.10,
     3.11, 3.12, 4.10 and Article Eight of the Sale and Servicing Agreement
     (Section 3.14);

          (xvi) the delivery of written notice to the Indenture Trustee and each
     Rating Agency of each Event of Default and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.19);

          (xvii) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an
     Officer's Certificate and the obtaining of the Opinion of Counsel and the
     Independent Certificate relating thereto (Section 4.01);

          (xviii) the compliance with Section 5.04 of the Indenture with respect to the sale of the Owner Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section
     5.04);

          (xix) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor
     Indenture Trustee (Section 6.08);

          (xx) the preparation and delivery to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns (Section 6.06);

          (xxi) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections
     6.08 and 6.10);

          (xxii) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

          (xxiii) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture
     Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

          (xxiv) the opening of one or more accounts in the Issuer's name and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Accounts (Sections 8.02 and 8.03);

          (xxv) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if
     necessary, for the release of the Owner Trust Estate (Sections 8.04 and
     8.05);

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          (xxvi) the preparation of Issuer Requests, the obtaining of Opinions of Counsel and the certification to the Indenture Trustee with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01 and
     9.02);

          (xxvii) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

          (xxviii) the duty to notify Noteholders and the Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Sections 10.01 and 10.02);

          (xxix) the preparation and delivery of all Officer's Certificates,
     Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

          (xxx) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

          (xxxi) the notification of each Rating Agency, upon the failure of the
     Issuer, the Owner Trustee or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the
     Indenture (Section 11.04);

          (xxxii) the recording of the Indenture, if applicable (Section 11.15);
     and

          (xxxiii) the duty to take all appropriate action that either the
     Issuer or the Owner Trustee is required to take pursuant to the Swap
     Agreement including, without limitation, the following:

               (A) the delivery to the Indenture Trustee of any Officer's
               Certificates required to be delivered by the Issuer pursuant to the Swap Agreement;

               (B) the delivery of a copy to the Swap Counterparty of any notice it shall deliver pursuant to Section 3.19 of the Indenture in respect of the occurrence of a Servicer Default under the Sale and Servicing Agreement;

               (C) the delivery of prompt written notice to the Swap
               Counterparty of each Event of Default under the Indenture and each Servicer Default under the Sale and Servicing Agreement;

               (D) the delivery to the Swap Counterparty promptly of a copy of the written notice in the form of an Officer's Certificate delivered to the Indenture Trustee, of any event which with the giving of notice and the lapse of time would become an Event of
               Default under Section 5.01 of the Indenture;

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               (E) the delivery to the Swap Counterparty of summaries of any information, documents or reports required to be filed by the
               Issuer with the Securities and Exchange Commission;

               (F) the delivery of prompt written notice to the Swap
               Counterparty of the removal or resignation of the Administrator pursuant to Section 1.09 of this Agreement;

               (G) the prompt transmittal to the Swap Counterparty of any notice received by the Issuer from the Noteholders;

               (H) the delivery to the Swap Counterparty of a copy of the Annual
               Statement of Compliance required by Section 3.09 of the
               Indenture;

               (I) the delivery of prior notice to the Swap Counterparty of any proposed indentures supplemental to the Indenture under Sections
               9.01 or 9.02 of the Indenture; and

               (J) on behalf of the Issuer, the delivery of any notices to the
               Swap Counterparty required pursuant to the Related Documents.

     (b) The Administrator shall:

          (i) pay, on behalf of the Issuer, from time to time reasonable compensation to (A) the Indenture Trustee for all services rendered by the
     Indenture Trustee under the Basic Documents and (B) the Owner Trustee and the Delaware Trustee for all services rendered under the Trust Agreement
     (in each case which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) except as otherwise expressly provided in the Indenture, reimburse, on behalf of the Issuer, the Indenture Trustee upon its request for all reasonable expenses (including in connection with the removal and/or resignation of the Indenture Trustee in accordance with the
     Indenture), disbursements and advances incurred or made by the Indenture
     Trustee in accordance with any provision of the Basic Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

          (iii) except as otherwise expressly provided in the third sentence of
     Section 7.01 of the Trust Agreement, reimburse, on behalf of the Issuer, the Owner Trustee and the Delaware Trustee upon either party's request for all reasonable expenses (including in connection with the removal and/or resignation of the Owner Trustee or Delaware Trustee, as applicable, in accordance with the Trust Agreement), disbursements and advances incurred or made by the Owner Trustee or Delaware Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or

                                        6

     advance as may be attributable to its willful misconduct, gross negligence or bad faith; and

          (iv) indemnify, on behalf of the Issuer, the Indenture Trustee, the
     Owner Trustee and the Delaware Trustee and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence (or, in the case of the Owner Trustee or the Delaware Trustee only, gross negligence), willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Basic Documents, as the case may be, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties thereunder.

     The obligations of the Administrator under this Section 1.02(b) shall survive the termination of this agreement.

     (c) In addition to the duties set forth in Sections 1.02(a) and (b), the
Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the
Owner Trustee are required to take pursuant to the Related Documents. In furtherance thereof, the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the
Owner Trustee and are reasonably within the capability of the Administrator.

     (d) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the
Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

     (e) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1's, necessary to enable each Owner to prepare its federal and state income tax returns; provided further, that such Schedule K-1's have been prepared by the Administrator and delivered to the Owner Trustee.

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     (f) The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement or the Indenture.

     (g) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     (h) With respect to matters that in the reasonable judgment of the
Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the
Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters"
shall include:

          (i) the amendment of or any supplement to the Indenture;

          (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer
     (other than in connection with the collection of the Receivables);

          (iii) the amendment, change or modification of the Basic Documents;

          (iv) the appointment of successor Note Registrars, successor Paying
     Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or
     Indenture Trustee of its obligations under the Indenture; and

          (v) the removal of the Indenture Trustee.

     (i) Notwithstanding anything to the contrary in this Agreement, the
Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, (ii) sell the Owner Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the
Issuer directs the Administrator not to take on its behalf or (iv) take any other action which may be construed as having the effect of varying the investment of the Trust Certificateholders.

     Section 1.03 Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the
Depositor at any time during normal business hours.

     Section 1.04 Compensation. As compensation for the performance of the
Administrator's obligations under this Agreement and as reimbursement for its expenses related

                                        8

thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Depositor.

     Section 1.05 Additional Information to be Furnished to the Issuer. The
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 1.06 Independence of the Administrator. For all purposes of this
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner
Trustee.

     Section 1.07 No Joint Venture. Nothing contained in this Agreement (i)
shall constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 1.08 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner
Trustee or the Indenture Trustee.

     Section 1.09 Term of Agreement; Resignation and Removal of Administrator.
This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

     (a) Subject to Sections 1.09(d) and 1.09(e), the Administrator may resign its duties hereunder by providing the Issuer and Swap Counterparty with at least
60 days' prior written notice.

     (b) Subject to Sections 1.09(d) and 1.09(e), the Issuer may remove the
Administrator without cause by providing the Administrator and Swap Counterparty with at least 60 days' prior written notice.

     (c) Subject to Sections 1.09(d) and 1.09(e), at the sole option of the
Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator (with a copy to the Swap
Counterparty) if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within

                                        9

     ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (ii) the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Administrator in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the
     Administrator and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 90 consecutive days;

          (iii) the commencement by the Administrator of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Administrator to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property or the making by the Administrator of an assignment for the benefit of creditors or the failure by the Administrator generally to pay its debts as such debts become due or the taking of corporate action by the
     Administrator in furtherance of any of the foregoing; or

          (iv) any failure by the Administrator to deliver any information, report, certification, compliance certificate, attestation or accountants'
     letter when and as required under Section 1.21 which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification, compliance certificate, attestation or accountants'
     letter was required to be delivered.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the
Issuer and the Indenture Trustee within seven days after the occurrence of such event.

     (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the
Administrator is bound hereunder.

     (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     (f) Subject to Sections 1.09(d) and 1.09(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and
Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this
Agreement.

     Section 1.10 Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c),

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respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the
Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the
Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 1.11 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, overnight delivery service or by telecopier (followed by hard copy by overnight delivery), and addressed in each case as follows: (a) if to the Issuer or the Owner Trustee, to Citibank, N.A., 388 Greenwich Street, 14th Floor, New
York, New York 10013, (b) if to the Administrator, to: American Honda Finance
Corporation, 20800 Madrona Avenue, Torrance, California 90503, Attention:
President; (c) if to the Depositor, to: American Honda Receivables Corp., 20800
Madrona Avenue, Torrance, California 90503, Attention: President; and (d) if to
the Indenture Trustee, to: The Bank of New York, 101 Barclay Street, Floor 4W,
New York, New York 10286, Attention: Asset Backed Securities Unit - Honda Auto
Receivables 2007-3; or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, sent by overnight delivery service or hand-delivered to the address of such party as provided above.

     Section 1.12 Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee and Delaware Trustee but without the consent of the Noteholders or the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any of the Noteholders or the Certificateholders. This
Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee, the Delaware Trustee and the Holders of Notes evidencing at least a majority of the Outstanding Amount and the Holders of Trust Certificates
evidencing at least a majority of the Percentage Interests evidenced by the
Trust Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders;
provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Holders of Notes and Trust Certificates which are required to consent to any such amendment, without the written consent of the
Holders of all outstanding Notes and Trust Certificates. Notwithstanding the
foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld. Prior to its execution of any amendment to this Agreement, the Owner Trustee and the
Indenture

                                       11

Trustee shall be entitled to receive an opinion of counsel, provided at the expense of the party requesting such amendment, that such amendment is authorized and permitted by this Agreement.

     Section 1.13 Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the
Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee
an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this
Agreement shall bind any successors or assigns of the parties hereto.

     Section 1.14 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 1.15 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 1.16 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 1.17 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 1.18 Limitation of Liability of Owner Trustee and Indenture
Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Citibank, N.A., in its capacity as Owner
Trustee of the Issuer and in no event shall Citibank, N.A., in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the
Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and

                                       12

provisions of Articles Six, Seven and Eight of the Trust Agreement as if
specifically set forth herein.

     (b) Notwithstanding anything contained herein to the contrary, this
Agreement has been executed by The Bank of New York, in its capacity as
Indenture Trustee under the Indenture and in no event shall The Bank of New
York, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 1.19 Third-Party Beneficiary. The Owner Trustee and the Delaware
Trustee and other indemnitees hereunder are third-party beneficiaries to this
Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

     Section 1.20 Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

     Section 1.21 Additional Requirements of the Administrator.

     (a) Reporting Requirements.

          (i) If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer a description of such proceedings.

          (ii) As a condition to the succession to Administrator as
     administrator by any Person as permitted by Section 1.09 hereof the
     Administrator shall provide to the succeeding Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (iii) In addition to such information as the Administrator, as administrator, is obligated to provide pursuant to other provisions of this
     Agreement, if so requested by the Issuer, the Administrator shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

     (b) Administrator Compliance Statement. On or before June 1st of each calendar year, commencing in 2008, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator to

                                       13

the effect that (i) a review of the Administrator's activities during the immediately preceding reporting year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such reporting year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof. If the
Administrator is the same party as the Servicer, such party's compliance with
Section 3.11(a) of the Sale and Servicing Agreement will satisfy the
Administrator's obligations set forth in this Section 1.21(b).

     (c) Report on Assessment of Compliance and Attestation

          On or before 90 days after the end of each fiscal year during which the Issuer is required to file a report on Form 10-K with the Securities and Exchange Commission, commencing with the fiscal year ended March 31,
     2008, the Administrator shall:

          (i) deliver to the Issuer and Owner Trustee a report (in form and substance reasonably satisfactory to the Issuer) regarding the
     Administrator's assessment of compliance with the Servicing Criteria during the immediately preceding reporting year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and the Owner Trustee and signed by an authorized officer of the Administrator, and shall address each of the
     Servicing Criteria specified in Exhibit C hereto delivered to the Issuer and the Owner Trustee concurrently with the execution of this Agreement;

          (ii) deliver to the Issuer and the Owner Trustee a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the
     Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of
     Regulation S-X under the Securities Act and the Exchange Act; and

          (iii) if requested by the Issuer not later than May 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer and the Owner Trustee and any other Person that will be responsible for signing the certification a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Administrator acknowledges that the parties identified in clause (a)(iii)
above may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the
Commission. The Issuer will not request delivery of a certification under clause
(a)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Receivables.

                                       14

If the Administrator is the same party as the Servicer, such party's compliance with Section 3.12 of the Sale and Servicing Agreement will satisfy the
Administrator's obligations set forth in this Section 1.21(c).

     (d) Intent of the Parties; Reasonableness. The Issuer and the Administrator
acknowledge and agree that the purpose of Section 1.21 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

     Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the
Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Indenture
Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the
Administrator shall cooperate fully with the Administrator, on behalf of the
Issuer to deliver to the Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to permit the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

     The Issuer (including any of its assignees or designees) shall cooperate with the Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Administrator's, on behalf of the Issuer, reasonable judgment, to comply with Regulation AB.

                                       15

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        HONDA AUTO RECEIVABLES 2007-3 OWNER
                                        TRUST,
                                            as Issuer

                                        By: CITIBANK, N.A.,
                                            not in its individual capacity
                                            but solely as Owner Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        AMERICAN HONDA RECEIVABLES CORP.,
                                            as Depositor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        AMERICAN HONDA FINANCE CORPORATION,
                                            as Administrator

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                          POWER OF ATTORNEY PURSUANT TO
                   SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

     KNOW ALL MEN BY THESE PRESENTS, that Honda Auto Receivables 2007-3 Owner
Trust, a Delaware statutory trust (the "Issuer"), does hereby appoint American
Honda Finance Corporation, a California corporation (the "Grantee"), located at
20800 Madrona Avenue, Torrance, California 90503, as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Issuer, to take the following actions from time to time with respect to the duties of the Administrator under the Administration Agreement, dated as of August 1, 2007 (the "Administration
Agreement"), among the Issuer, the Administrator, American Honda Receivables
Corp., as depositor and The Bank of New York, as indenture trustee, for the purpose of executing on behalf of the Grantor or the Issuer all such documents, reports, filings, instruments, certificates and opinions required pursuant to the Related Documents:

     The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of the duties under the Administration
Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of
Attorney.

     This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor. If not earlier revoked, this Power of
Attorney shall expire completely or, if so indicated, in part, upon the earlier of (i) the termination of the amended and restated trust agreement, dated August
23, 2007 (the "Trust Agreement"), among American Honda Receivables Corp., as depositor, Citibank, N.A., as Owner Trustee, and Citibank Institutional Trust
Company, as Delaware Trustee or (ii) the termination of the Administration
Agreement, as each may be amended, restated or supplemented from time to time.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or the Administration
Agreement, as the case may be.

     THIS POWER OF ATTORNEY SHALL BE CREATED UNDER AND GOVERNED AND CONSTRUED
UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

                                       A-1

     Dated this __ day of August, 2007.

[Seal]                                  HONDA AUTO RECEIVABLES 2007-3
                                        OWNER TRUST,
                                            as Issuer

                                        By: CITIBANK, N.A.,
                                            not in its individual capacity
                                            but solely as Owner Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Signed and delivered in the presence of.

----------------------------------------

Address:
        --------------------------------

[Unofficial Witness]

                                       A-2

                                                                       EXHIBIT B

                          FORM OF SARBANES CERTIFICATE

     Re:  The Administration Agreement dated as of August 1, 2007 (the
          "Agreement"), among Honda Auto Receivables 2007-3 Owner Trust, as
          Issuer (the "Issuer"), American Honda Finance Corporation ("AHFC"), as
          sponsor (in such capacity, the "Sponsor") and administrator (in such capacity, the "Administrator"), American Honda Receivables Corp.
          ("AHRC"), as depositor (in such capacity, the "Depositor"), and The
          Bank of New York, as indenture trustee (the "Indenture Trustee").

     I, ________________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance
     Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the
     "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with
     Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of
     Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Company during 200[ ] that were delivered by the
     Company to the Issuer and the Depositor pursuant to the Agreement
     (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company
     Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

          (4) I am responsible for reviewing the activities performed by the
     Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment
     or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

                                       A-3

          (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation
     Report required to be provided by the Company and by any Subservicer or
     Subcontractor pursuant to the Agreement, have been provided to the Issuer and the Depositor and the Trustees. Any material instances of noncompliance described in such reports have been disclosed to the Issuer and the
     Depositor. Any material instance of noncompliance with the Servicing
     Criteria has been disclosed in such reports.

                                        Date: ____________________________

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       A-4

                                                                       EXHIBIT C

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Administrator, shall address, at a minimum, the criteria identified as below as "Applicable Servicing
Criteria":

   REFERENCE                                 CRITERIA
----------------   -------------------------------------------------------------
                        GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.

                       CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                       A-5

   REFERENCE                                 CRITERIA
----------------   -------------------------------------------------------------

                       INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

                            POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on receivables is maintained as
                   required by the transaction agreements or related receivables documents.

1122(d)(4)(ii)     Receivables and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on receivables, including any payoffs, made in
                   accordance with the related receivables documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                   specified in the transaction agreements, and allocated to
                   principal, interest or other items (e.g., escrow) in
                   accordance with the related receivables documents.

1122(d)(4)(v)      The Servicer's records regarding the receivables agree with the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                   documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at
                   least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for
                   receivables with variable rates are computed based on the
                   related receivables documents.

                                       A-6

   REFERENCE                                 CRITERIA
----------------   -------------------------------------------------------------

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's receivables documents, on at least an
                   annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full
                   repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.

                                       A-7